Income Taxes (Details Textual) (USD $)	7 Months Ended	12 Months Ended
	Mar. 31, 2011	Mar. 31, 2012
Operating Loss Carryforwards	$ 22,000	$ 253,000
Operating Loss Carryforwards, Limitations on Use		Internal Revenue Code Section 382 imposes limitations on the use of net operating loss carryovers when the stock ownership of one or more 5% shareholders (shareholders owning 5% or more of the Company's outstanding capital stock) has increased on a cumulative basis by more than 50 percentage points within a period of two years.
Deferred Tax Assets, Valuation Allowance	8,930	101,355
Valuation Allowance, Deferred Tax Asset, Change in Amount	$ 8,930	$ 92,425
Effective Income Tax Rate Reconciliation Federal Statutory And State And Local Income Taxes		40.00%